Filed pursuant to Rule 497
1933 Act File No. 333-218611

PROSPECTUS SUPPLEMENT dated July 13, 2017
(to Prospectus dated June 14, 2017 and Prospectus
Supplement dated June 28, 2017)

EAGLE POINT CREDIT COMPANY INC.

$50,000,000 of Common Stock

Up to 1,000,000 Shares of 7.75% Series B Term Preferred Stock due 2026

Liquidation Preference $25 per share

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This prospectus supplement supplements the prospectus supplement dated June 28, 2017, or the “First Prospectus Supplement,” and the accompanying prospectus thereto dated June 14, 2017, together with this prospectus supplement and the First Prospectus Supplement, the “Prospectus.” The Prospectus relates to the offering of $50,000,000 aggregate amount of common stock, par value $0.001 per share, or the “common stock,” and up to 1,000,000 shares of 7.75% Series B Term Preferred Stock due 2026, or the “Series B Term Preferred Stock,” with an aggregate liquidation preference of $25,000,000, pursuant to an at market issuance sales agreement, dated June 28, 2017, with FBR Capital Markets & Co. This prospectus supplement provides certain of our estimated financial information as of June 30, 2017.

Investing in our securities involves a high degree of risk, including the risk of a substantial loss of investment. Before purchasing any shares of our common stock or Series B Term Preferred Stock, you should read the discussion of the principal risks of investing in our securities, which are summarized in “Risk Factors” beginning on page S-20 of the First Prospectus Supplement and page 17 of the accompanying prospectus thereto.

The terms “we,” “us” and “our” refer to Eagle Point Credit Company Inc., a Delaware corporation, and its consolidated subsidiaries.

ESTIMATED FINANCIAL INFORMATION AS OF JUNE 30, 2017

Management’s unaudited estimate of the range of our net asset value per share of our common stock as of June 30, 2017 was between $17.47 and $17.57.

In addition, management’s unaudited estimate of the range of our net investment income and realized gain per share of our common stock for the quarter ended June 30, 2017 was between $0.52 and $0.56.